Putnam
Capital
Opportunities
Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-02


[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Fellow Shareholder:

Despite a market environment unsettled by the residual anxiety of the September 11 terrorist attacks, the collapse of Enron, and the new set of uncertainties created by unrest in the Middle East, Putnam Capital Opportunities Fund was able to post positive results at net asset value during the fiscal year ended April 30, 2002.

In light of this challenging investment climate, especially with its increased focus on accounting irregularities, Putnam's extensive research capabilities have become an even more valuable asset to shareholders. On the following pages, the report from your fund's management team will provide a full discussion of what has been driving the fund's performance as well as a view of prospects for fiscal 2003.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 19, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Small- and Mid-Cap Core Team

The 12 months ended April 30, 2002, had few precedents in American history, as the traumas of terrorism, war, and recession affected virtually every business in the country. Despite these conditions, however, Putnam Capital Opportunities Fund maintained its disciplined investment approach and generated solid relative performance. For the fiscal year, your fund's performance at net asset value lagged that of its primary benchmark, the Russell 2000 Index, but outpaced the average for its Lipper peer group. (See page 6 for details.)

We believe the fund benefits from our investment approach: we do not try to predict broad economic trends and we are not biased toward specific industries or sectors. Rather, we identify the intrinsic value of individual firms by evaluating the cash return on invested capital. We look at how much money a company invests during a specific period and, given historic growth patterns and other variables, we determine how much money the company can expect to earn on that capital investment. After deriving a number that we believe represents the company's intrinsic value, we compare it with the current share price, and then buy or sell shares when significant price discrepancies arise. Your fund invests in small and midsize companies, which tend to be undervalued compared to their larger counterparts, thereby creating more buying opportunities.

Total return for 12 months ended 4/30/02

      Class A          Class B           Class C           Class M
    NAV     POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
   5.82%   -0.26%   5.14%    0.14%    5.10%    4.10%    5.41%    1.75%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Commercial and consumer services       8.6%

Electronics                            6.8%

Semiconductor equipment                6.7%

Retail                                 6.3%

Banking                                4.9%

Footnote reads:
*Based on net assets as of 4/30/02. Holdings will vary over time.


* CONTRARIAN APPROACH AFTER SEPTEMBER 11 PROVED REWARDING

Our focused investment approach was particularly timely amid the turmoil of the past year. The true value of any company will change little from day to day, while its stock price can fluctuate by the week, by the day, or even by the hour -- as was the case in the aftermath of the terrorist attacks. From our perspective, such external events, in most cases, do not change the true worth of a company, which will be realized over time. So while many investors, anticipating a protracted recession, sold stocks after the horrors of September 11, we moved in the opposite direction. We took advantage of lower stock prices by substantially adding to the fund's existing positions in economically sensitive sectors.

Fund Profile

Putnam Capital Opportunities Fund invests primarily in small and midsize companies, seeking opportunities in stocks with potential that has been relatively unnoticed by investors. The fund's management team strives to find overlooked companies before they gain recognition. The portfolio can own both growth and value stocks without a bias toward either style. The fund may be appropriate for investors who are seeking long-term growth potential from stocks of small and midsize companies.

Prior to September 11, we had moved into media, travel, and consumer-cyclical companies, as their valuations had become extremely attractive. For example, with the purchase of companies such as Pentair Inc., a maker of hand tools and other products, and Lear Corp., a maker of automotive parts, consumer-cyclical companies represented a larger portion of the portfolio than that of the fund's benchmark. We purchased or retained shares of Orient-Express Hotels Ltd., the publisher Belo Corp., and Sinclair Broadcast Group Inc. -- companies that we believe will flourish in a rising economy. While we believed that much of the technology sector was still overpriced, we thought that valuations for some semiconductor equipment companies were attractive and we added to holdings in this sector, buying shares in firms such as Credence Systems and Mykrolis Corp.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Brunswick Corp.
Leisure

Hasbro, Inc.
Toys

Sovereign Bancorp, Inc.
Banking

United Defense Industries, Inc.
Aerospace and defense

Viad Corp.
Commercial and consumer services

Ceridian Corp.
Commercial and consumer services

Credence Systems Corp.
Semiconductor equipment

Waddell & Reed Financial, Inc.
Investment banking/brokerage

Emmis Communications Corp. Class A
Broadcasting

Cognex Corp.
Semiconductor equipment

Footnote reads:
These holdings represent 19.1% of the fund's net assets as of 4/30/02. Portfolio holdings will vary over time.


At the same time, high valuations deterred us from so-called defensive stocks, which had become the darlings of investors during last summer's recession. For example, the fund had less exposure to health-care stocks than its benchmark. Similarly, we avoided taking defensive positions in consumer staples.

While consumer confidence was shaken by the terrorist attacks, we were confident that normal behavior eventually would reassert itself. For example, prior to September 11, the fund had a position in Royal Caribbean Cruises Ltd., the world's second-largest cruise line. In the weeks after the attacks, the company was forced to slash prices by 30%. Revenues plunged and the stock fell to under $9 from about $21. We purchased more shares of Royal Caribbean on the belief that people would not be deterred from vacationing and would return to the cruises. That proved correct. Royal Caribbean's stock price has steadily climbed and is ahead of where it was a year ago. The downturn also forced consolidation in the industry, including a proposed merger between Royal Caribbean and Princess Cruises PLC of London, the industry's number three cruise liner.

* FUND MAINTAINS DISCIPLINED BLEND APPROACH

Your fund has benefited from its blend approach, which gives it the ability to invest in both growth stocks (those of companies with strong potential for above-average growth) and value stocks (those of well-established businesses that are priced attractively). We take a disciplined approach that includes selling a stock as soon as its valuation significantly exceeds its underlying value. This process is designed to enable the fund to perform well regardless of whether growth stocks or value stocks are in favor. We anticipate that it will continue to serve the fund well in years to come.

Going forward, our goal will be to continue exploiting discrepancies between a stock's price and its true value, which has already led us to trim some fund holdings in economically sensitive sectors. Many investors, faced with the early signs of an economic rebound, have begun moving into those stocks that we purchased last year, abandoning the more defensive areas such as food companies and health care. This shift, we believe, will probably open opportunities for your fund as it begins its new fiscal year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

This fund is managed by the Putnam Small- and Mid-Cap Core Team. The members of this team are Joseph Joseph, Fabrice Bay, Tinh Bui, Andrew Graham, Gerald Moore, and Ronald Hua.

NEW REPORT COVER REFLECTS "BLEND" INVESTMENT STYLE

You may have noticed that the color of this report has changed. Its new color -- blue -- indicates that your fund is managed in what we now refer to as the "blend" investment style. Your fund, like other blend funds, has always had the flexibility to invest in both growth stocks (those of companies with strong potential for above-average growth) and value stocks (those of well-established businesses that are priced attractively). Blend funds search for companies whose long-term business worth is believed to be more than their current stock prices indicate. The blend approach seeks to take advantage of investment opportunities regardless of whether growth stocks or value stocks are in favor.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.


TOTAL RETURN FOR PERIODS ENDED 4/30/02

                    Class A         Class B        Class C         Class M
(inception dates)   (6/1/98)       (6/29/98)      (7/26/99)       (6/29/98)
                   NAV   POP      NAV   CDSC     NAV   CDSC       NAV   POP
------------------------------------------------------------------------------
1 year             5.82% -0.26%   5.14%  0.14%   5.10%  4.10%    5.41%  1.75%
------------------------------------------------------------------------------
Life of fund      49.81  41.17   45.77  42.77   45.79  45.79    46.96  41.79
Annual average    10.86   9.20   10.09   9.51   10.10  10.10    10.32   9.32
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/02

                             Russell 2000         Russell 2500        Consumer
                                Index                Index*         price index
-------------------------------------------------------------------------------
1 year                           6.68%                5.37%            1.53%
-------------------------------------------------------------------------------
Life of fund                    17.70                28.96            10.26
Annual average                   4.24                 6.70             2.53
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

LIPPER INFORMATION:

The average annualized return for the 200 funds in the Lipper mid-cap core category over the 12 months ended 4/30/02 was 0.05%. Over the life-of-fund period ended 4/30/02, annualized return for the category was 7.85%.

*  This index has been added as a secondary benchmark for the fund.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 6/1/98

        Fund's class A     Russell 2000     Consumer price    Russell 2500
Date     shares at POP        Index             index              Index

6/1/98       9,425           10,000             10,000            10,000
10/31/98     7,905            8,329             10,068             8,626
4/30/99      8,978            9,591             10,209             9,966
10/31/99     9,222            9,567             10,326            10,179
4/30/00     10,435           11,358             10,522            12,419
10/31/00    13,695           11,232             10,682            12,548
4/30/01     13,341           11,033             10,860            12,355
10/31/01    11,389            9,806             10,909            11,022
4/30/02    $14,117          $11,770            $11,026           $12,896

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $14,577 ($14,277 with contingent deferred sales charge) and the fund's class C shares would have been valued at $14,579 and no contingent deferred sales charge would apply; a $10,000 investment in the fund's class M shares would have been valued at $14,696 (14,179 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/02

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                  1             1             1             1
------------------------------------------------------------------------------
Income                    --            --            --            --
------------------------------------------------------------------------------
Capital gains
  Long-term               --            --            --            --
------------------------------------------------------------------------------
  Short-term           $0.095         $0.095        $0.095        $0.095
------------------------------------------------------------------------------
  Total                $0.095         $0.095        $0.095        $0.095
------------------------------------------------------------------------------
Share value:        NAV     POP         NAV           NAV       NAV     POP
------------------------------------------------------------------------------
4/30/01           $10.18  $10.80       $9.96        $10.04    $10.02  $10.38
------------------------------------------------------------------------------
4/30/02            10.67   11.32       10.37         10.45     10.46   10.84
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

                    Class A         Class B         Class C         Class M
(inception dates)  (6/1/98)        (6/29/98)       (7/26/99)       (6/29/98)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          19.49%  12.68%  18.57%  13.57%  18.65%  17.65%  18.78%  14.64%
------------------------------------------------------------------------------
Life of fund    53.88   45.01   49.70   46.70   49.83   49.83   50.90   45.59
Annual average  11.88   10.17   11.08   10.50   11.11   11.11   11.31   10.28
------------------------------------------------------------------------------

Footnote reads:
Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

The Russell 2000 Index* is an unmanaged list of 2,000 common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

The Russell 2500 Index* is an unmanaged list of 2,500 common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

Footnote reads:
*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Investment Funds and
Shareholders of Putnam Capital Opportunities Fund
(a series of Putnam Investments Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Opportunities Fund (the "fund") at April 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 6, 2002



THE FUND'S PORTFOLIO
April 30, 2002

COMMON STOCKS (95.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
            179,000 Valassis Communications, Inc. (NON)                                              $    6,692,810

Aerospace and Defense (3.2%)
-------------------------------------------------------------------------------------------------------------------
            324,000 Teledyne Technologies, Inc. (NON)                                                     5,508,000
            177,900 Triumph Group, Inc. (NON)                                                             8,192,295
            722,900 United Defense Industries, Inc. (NON)                                                19,662,880
                                                                                                      -------------
                                                                                                         33,363,175

Airlines (0.7%)
-------------------------------------------------------------------------------------------------------------------
            700,000 Mesa Air Group, Inc. (NON)                                                            6,930,000

Automotive (2.5%)
-------------------------------------------------------------------------------------------------------------------
            189,600 Lear Corp. (NON)                                                                      9,747,336
          1,052,500 Visteon Corp.                                                                        16,250,600
                                                                                                      -------------
                                                                                                         25,997,936

Banking (4.9%)
-------------------------------------------------------------------------------------------------------------------
            118,300 M&T Bank Corp.                                                                       10,100,454
            428,000 New York Community Bancorp, Inc.                                                     12,694,480
          1,436,900 Sovereign Bancorp, Inc.                                                              20,734,467
            148,500 TCF Financial Corp.                                                                   7,729,425
                                                                                                      -------------
                                                                                                         51,258,826

Biotechnology (0.6%)
-------------------------------------------------------------------------------------------------------------------
            239,000 Cell Therapeutics, Inc. (NON)                                                         2,968,380
            334,300 Sangamo BioSciences, Inc. (NON)                                                       2,928,468
                                                                                                      -------------
                                                                                                          5,896,848

Broadcasting (3.8%)
-------------------------------------------------------------------------------------------------------------------
            223,100 Cox Radio, Inc. Class A (NON)                                                         6,389,584
            610,600 Emmis Communications Corp. Class A (NON)                                             17,750,142
          1,097,400 Sinclair Broadcast Group, Inc. (NON)                                                 14,650,290
                                                                                                      -------------
                                                                                                         38,790,016

Cable Television (1.0%)
-------------------------------------------------------------------------------------------------------------------
            985,100 Mediacom Communications Corp. (NON)                                                   9,851,000

Chemicals (2.6%)
-------------------------------------------------------------------------------------------------------------------
            475,400 Cytec Industries, Inc. (NON)                                                         15,683,446
            295,000 FMC Corp. (NON)                                                                      11,416,500
                                                                                                      -------------
                                                                                                         27,099,946

Commercial and Consumer Services (8.6%)
-------------------------------------------------------------------------------------------------------------------
            857,800 Ceridian Corp. (NON)                                                                 19,111,784
            639,200 Heidrick & Struggles International, Inc. (NON)                                       13,218,656
            501,600 Korn/Ferry International (NON)                                                        5,266,800
            156,000 Manpower, Inc.                                                                        6,279,000
            191,400 Maximus, Inc. (NON)                                                                   5,933,400
            646,400 ServiceMaster Co. (The)                                                               9,049,600
            326,700 Talx Corp.                                                                            5,325,210
            641,100 Viad Corp.                                                                           19,540,728
            175,200 West Corp. (NON)                                                                      4,905,600
                                                                                                      -------------
                                                                                                         88,630,778

Computers (3.0%)
-------------------------------------------------------------------------------------------------------------------
            682,200 Avocent Corp. (NON)                                                                  17,055,000
            484,000 RadiSys Corp. (NON)                                                                   7,100,280
            566,700 SBS Technologies, Inc. (NON)                                                          7,219,758
                                                                                                      -------------
                                                                                                         31,375,038

Consumer Goods (0.8%)
-------------------------------------------------------------------------------------------------------------------
            383,800 Yankee Candle Company, Inc. (The) (NON)                                               8,420,572

Electric Utilities (2.1%)
-------------------------------------------------------------------------------------------------------------------
            305,800 SCANA Corp.                                                                           9,770,310
          1,734,200 Sierra Pacific Resources                                                             12,295,478
                                                                                                      -------------
                                                                                                         22,065,788

Electronics (6.8%)
-------------------------------------------------------------------------------------------------------------------
            327,600 Belden, Inc.                                                                          7,842,744
          1,093,900 Lattice Semiconductor Corp. (NON)                                                    12,962,715
            485,300 Merix Corp. (NON)                                                                     8,114,216
            802,600 PerkinElmer, Inc.                                                                    10,273,280
            539,327 Sipex Corp. (NON)                                                                     5,280,011
            274,500 Sipex Corp. (private) (NON)                                                           2,687,355
            557,270 Thermo Electron Corp. (NON)                                                          10,532,403
          1,428,600 Zarlink Semiconductor, Inc. (Canada) (NON)                                           12,285,960
                                                                                                      -------------
                                                                                                         69,978,684

Engineering & Construction (1.6%)
-------------------------------------------------------------------------------------------------------------------
            654,900 Insituform Technologies, Inc. Class A (NON)                                          16,274,265

Financial (0.8%)
-------------------------------------------------------------------------------------------------------------------
            498,400 Interactive Data Corp. (NON)                                                          8,697,080

Food (0.7%)
-------------------------------------------------------------------------------------------------------------------
            189,000 Dean Foods Co. (NON)                                                                  6,996,780

Gaming & Lottery (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,218,500 Park Place Entertainment Corp. (NON)                                                 14,987,550

Health Care Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
            166,000 Pediatrix Medical Group, Inc. (NON)                                                   7,800,340

Insurance (1.8%)
-------------------------------------------------------------------------------------------------------------------
            172,830 Fidelity National Financial, Inc.                                                     5,331,806
            213,600 IPC Holdings, Ltd. (Bermuda)                                                          7,283,760
            287,700 Odyssey Re Holdings Corp.                                                             5,610,150
                                                                                                      -------------
                                                                                                         18,225,716

Investment Banking/Brokerage (3.2%)
-------------------------------------------------------------------------------------------------------------------
            230,900 A.G. Edwards, Inc.                                                                    9,448,428
            166,400 Federated Investors, Inc.                                                             5,334,784
            712,800 Waddell & Reed Financial, Inc.                                                       18,354,600
                                                                                                      -------------
                                                                                                         33,137,812

Leisure (2.4%)
-------------------------------------------------------------------------------------------------------------------
            897,000 Brunswick Corp.                                                                      25,286,430

Lodging/Tourism (2.7%)
-------------------------------------------------------------------------------------------------------------------
            154,600 Four Seasons Hotels, Inc. (Canada)                                                    7,722,270
            400,887 Orient-Express Hotels, Ltd. Class A (Bermuda) (NON)                                   7,949,589
            515,700 Royal Caribbean Cruises, Ltd.                                                        12,165,363
                                                                                                      -------------
                                                                                                         27,837,222

Machinery (2.5%)
-------------------------------------------------------------------------------------------------------------------
            296,700 Briggs & Stratton Corp.                                                              12,505,905
            345,300 Kennametal, Inc.                                                                     13,694,598
                                                                                                      -------------
                                                                                                         26,200,503

Manufacturing (1.3%)
-------------------------------------------------------------------------------------------------------------------
            281,100 Pentair, Inc.                                                                        13,650,216

Medical Technology (2.1%)
-------------------------------------------------------------------------------------------------------------------
             31,900 Bio-Rad Laboratories, Inc. Class A (NON)                                              1,540,770
            258,600 C.R. Bard, Inc.                                                                      14,207,484
            282,500 Pall Corp.                                                                            5,876,000
                                                                                                      -------------
                                                                                                         21,624,254

Metals (3.4%)
-------------------------------------------------------------------------------------------------------------------
          1,292,300 AK Steel Holding Corp.                                                               15,843,598
            814,600 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                   14,467,296
            287,200 Steel Dynamics, Inc. (NON)                                                            5,011,640
                                                                                                      -------------
                                                                                                         35,322,534

Office Equipment & Supplies (1.1%)
-------------------------------------------------------------------------------------------------------------------
            612,200 Global Imaging Systems, Inc. (NON)                                                   11,680,163

Oil & Gas (1.3%)
-------------------------------------------------------------------------------------------------------------------
            558,035 Pioneer Natural Resources Co. (NON)                                                  13,387,260

Pharmaceuticals (1.7%)
-------------------------------------------------------------------------------------------------------------------
            134,200 Cambrex Corp.                                                                         5,514,278
            271,300 ICN Pharmaceuticals, Inc.                                                             7,504,158
            204,700 Noven Pharmaceuticals, Inc. (NON)                                                     4,112,423
                                                                                                      -------------
                                                                                                         17,130,859

Publishing (0.9%)
-------------------------------------------------------------------------------------------------------------------
            391,400 Belo Corp. Class A                                                                    9,143,104

Real Estate (2.6%)
-------------------------------------------------------------------------------------------------------------------
            311,700 Arden Realty, Inc. (R)                                                                8,774,355
            563,500 FelCor Lodging Trust, Inc. (R)                                                       12,115,250
            209,900 Pan Pacific Retail Properties, Inc. (R)                                               6,651,731
                                                                                                      -------------
                                                                                                         27,541,336

Retail (6.3%)
-------------------------------------------------------------------------------------------------------------------
            328,500 Barnes & Noble, Inc. (NON)                                                            9,927,270
            179,000 Charlotte Russe Holding, Inc. (NON)                                                   5,037,060
            530,800 Cost Plus, Inc. (NON)                                                                15,632,060
            394,800 Dollar Tree Stores, Inc. (NON)                                                       15,057,672
            301,300 Duane Reade, Inc. (NON)                                                               9,566,275
            406,039 PETCO Animal Supplies, Inc. (NON)                                                     9,744,936
                                                                                                      -------------
                                                                                                         64,965,273

Schools (0.8%)
-------------------------------------------------------------------------------------------------------------------
            362,900 Learning Tree International, Inc. (NON)                                               8,782,180

Semiconductor Equipment (6.7%)
-------------------------------------------------------------------------------------------------------------------
            496,580 Applied Films Corp. (NON)                                                            12,265,526
            710,800 Cognex Corp. (NON)                                                                   17,521,220
            912,900 Credence Systems Corp. (NON)                                                         18,477,096
          1,025,200 Mykrolis Corp. (NON)                                                                 15,111,448
            307,700 Nanometrics, Inc. (NON)                                                               5,824,761
                                                                                                      -------------
                                                                                                         69,200,051

Shipping (0.7%)
-------------------------------------------------------------------------------------------------------------------
            211,500 USFreightways Corp.                                                                   7,074,675

Software (2.4%)
-------------------------------------------------------------------------------------------------------------------
            649,400 Borland Software Corp. (NON)                                                          7,078,460
            532,400 HNC Software (NON)                                                                   10,179,488
            444,400 Network Associates, Inc. (NON)                                                        7,888,100
                                                                                                      -------------
                                                                                                         25,146,048

Technology Services (1.0%)
-------------------------------------------------------------------------------------------------------------------
            586,800 KPMG Consulting, Inc. (NON)                                                          10,269,000

Telecommunications (0.7%)
-------------------------------------------------------------------------------------------------------------------
            298,200 Garmin, Ltd. (Cayman Islands) (NON)                                                   6,712,482

Textiles (0.8%)
-------------------------------------------------------------------------------------------------------------------
            510,300 Tommy Hilfiger Corp. (Hong Kong) (NON)                                                7,975,989

Toys (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,298,500 Hasbro, Inc. (SEG)                                                                   20,750,030

Transaction Processing (0.8%)
-------------------------------------------------------------------------------------------------------------------
            525,700 eFunds Corp. (NON)                                                                    8,358,630
                                                                                                      -------------
                    Total Common Stocks (cost $935,124,527)                                         $   990,509,199

SHORT-TERM INVESTMENTS (10.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        50,381,764 Short-term investments held as collateral for loaned securities with yields ranging from 1.77% to 1.92%
                    and due dates ranging from May 1, 2002 to
                    June 24, 2002 (d)                                                               $    50,354,537
         28,540,000 Interest in $363,099,000 joint repurchase agreement dated April 30, 2002 with JPMorgan Chase & Co. due
                    May 1, 2002 with respect to various U.S. Government
                    obligations -- maturity value of $28,541,522 for an
                    effective yield of 1.92%                                                             28,540,000
         28,450,000 Interest in $750,000,000 joint tri-party repurchase agreement dated April 30, 2002 with S.B.C. Warburg, Inc.
                    due May 1, 2002 with respect to various U.S. Government
                    obligations -- maturity value of $28,451,517 for an effective
                    yield of 1.92%                                                                       28,450,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $107,344,537)                                $   107,344,537
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,042,469,064) (b)                                     $ 1,097,853,736
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,033,568,234.

  (b) The aggregate identified cost on a tax basis is $1,051,319,822, resulting in gross unrealized appreciation and depreciation of $111,512,228 and $64,978,314, respectively, or net unrealized appreciation of $46,533,914.

(NON) Non-income producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2002.

  (R) Real Estate Investment Trust.

  (d) See footnote 1 to the financial statements.

------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2002
                      Market      Aggregate Face   Expiration      Unrealized
                      Value           Value           Date        Depreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)             $19,928,200     $20,262,549       Jun-02        $(334,349)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value including $48,190,478
securities on loan (identified cost $1,042,469,064) (Note 1)                 $1,097,853,736
-------------------------------------------------------------------------------------------
Cash                                                                                    772
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           412,494
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            8,412,137
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   12,607,614
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                            267,175
-------------------------------------------------------------------------------------------
Total assets                                                                  1,119,553,928

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 29,073,237
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        4,496,104
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,327,676
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          195,899
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        26,479
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,888
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              400,088
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               50,354,537
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              106,786
-------------------------------------------------------------------------------------------
Total liabilities                                                                85,985,694
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,033,568,234

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $967,490,273
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          9,528
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                            11,018,110
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       55,050,323
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,033,568,234

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($375,990,272 divided by 35,226,462 shares)                                          $10.67
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.67)*                              $11.32
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($360,548,855 divided by 34,783,534 shares)**                                        $10.37
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($35,599,933 divided by 3,407,813 shares)**                                          $10.45
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($22,562,758 divided by 2,157,938 shares)                                            $10.46
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.46)*                              $10.84
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($238,866,416 divided by 22,268,865 shares)                                          $10.73
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended April 30, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $172)                                          $ 3,912,334
-------------------------------------------------------------------------------------------
Interest                                                                            666,522
-------------------------------------------------------------------------------------------
Securities lending                                                                  266,381
-------------------------------------------------------------------------------------------
Total investment income                                                           4,845,237

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,945,314
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      959,478
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    26,751
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     13,965
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               588,554
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,341,480
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               210,052
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               114,664
-------------------------------------------------------------------------------------------
Other                                                                               395,530
-------------------------------------------------------------------------------------------
Total expenses                                                                    8,595,788
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (135,753)
-------------------------------------------------------------------------------------------
Net expenses                                                                      8,460,035
-------------------------------------------------------------------------------------------
Net investment loss                                                              (3,614,798)
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 18,190,609
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     400,510
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the year                                                                  33,759,616
-------------------------------------------------------------------------------------------
Net gain on investments                                                          52,350,735
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $ 48,735,937
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year ended April 30
                                                                            ---------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                               $    (3,614,798)       $   (2,400,530)
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                       18,591,119            49,743,068
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                             33,759,616             6,672,828
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   48,735,937            54,015,366
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                             (2,210,645)          (19,133,310)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (2,242,651)          (23,851,078)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (204,853)           (1,100,039)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (136,521)           (1,913,915)
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (1,202,276)           (1,058,596)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                                     --            (3,230,299)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (4,026,805)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (185,721)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (323,129)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (178,724)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     590,834,274           206,263,105
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                          633,573,265           205,276,855

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     399,994,969           194,718,114
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $9,528 and $--, respectively)                 $1,033,568,234          $399,994,969
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                 June 1, 1998+
operating performance                  Year ended April 30                 to April 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.18        $9.38        $8.07        $8.50
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.03)        (.04)        (.06)         .03 (d)
----------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                    .62         2.64         1.37         (.43)(e)
----------------------------------------------------------------------------------------
Total from
investment operations                    .59         2.60         1.31         (.40)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From return
of capital                                --           --           --         (.03)
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.10)       (1.80)          --           --
----------------------------------------------------------------------------------------
Total distributions                     (.10)       (1.80)          --         (.03)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.67       $10.18        $9.38        $8.07
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  5.82        27.85        16.23        (4.73)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $375,990     $167,930      $90,219      $62,900
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.10         1.17         1.20         1.15*(d)
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.31)        (.40)        (.67)         .30*(d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                119.64       220.96       272.09       272.40*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.04% based on average net assets per class A share for the period ended April 30, 1999.

(e) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 June 29, 1998+
operating performance                  Year ended April 30                 to April 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.96        $9.28        $8.03        $8.40
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.10)        (.12)        (.13)        (.02)(d)
----------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                    .61         2.60         1.38         (.34)(e)
----------------------------------------------------------------------------------------
Total from
investment operations                    .51         2.48         1.25         (.36)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From return
of capital                                --           --           --         (.01)
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.10)       (1.80)          --           --
----------------------------------------------------------------------------------------
Total distributions                     (.10)       (1.80)          --         (.01)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.37        $9.96        $9.28        $8.03
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  5.14        26.80        15.57        (4.27)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $360,549     $165,011      $94,738      $84,777
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.85         1.92         1.95         1.69*(d)
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.06)       (1.14)       (1.42)        (.34)*(d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                119.64       220.96       272.09       272.40*
----------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

  (d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.04% based on average net assets per class B share for the period ended April 30, 1999.

  (e) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.

      The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                            For the period
Per-share                                                    July 26, 1999+
operating performance                  Year ended April 30    to April 30
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.04        $9.34        $8.22
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment loss (a)                 (.10)        (.11)        (.11)
---------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .61         2.61         1.23
---------------------------------------------------------------------------
Total from
investment operations                    .51         2.50         1.12
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized gain
on investments                          (.10)       (1.80)          --
---------------------------------------------------------------------------
Total distributions                     (.10)       (1.80)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $10.45       $10.04        $9.34
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  5.10        26.84        13.63*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $35,600      $11,315       $1,971
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.85         1.92         1.50*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.05)       (1.11)       (1.16)*
---------------------------------------------------------------------------
Portfolio turnover (%)                119.64       220.96       272.09
---------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

      The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 June 29, 1998+
operating performance                       Year ended April 30            to April 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.02        $9.32        $8.05        $8.40
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.08)        (.09)        (.11)        (.01)(d)
----------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                    .62         2.59         1.38         (.32)(e)
----------------------------------------------------------------------------------------
Total from
investment operations                    .54         2.50         1.27         (.33)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From return
of capital                                --           --           --         (.02)
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.10)       (1.80)          --           --
----------------------------------------------------------------------------------------
Total distributions                     (.10)       (1.80)          --         (.02)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.46       $10.02        $9.32        $8.05
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  5.41        26.90        15.78        (3.98)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $22,563      $12,368       $7,790       $4,408
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.60         1.67         1.70         1.48*(d)
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.81)        (.88)       (1.18)        (.13)*(d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                119.64       220.96       272.09       272.40*
----------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

  (d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.04% based on average net assets per class M share for the period ended April 30, 1999.

  (e) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                               For the period
Per-share                          Year ended   Oct. 2, 2000+
operating performance               April 30     to April 30
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                    $10.20       $12.42
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment loss (a)                  (.01)          --(d)
--------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                     .64         (.42)
--------------------------------------------------------------
Total from
investment operations                     .63         (.42)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net realized gain
on investments                           (.10)       (1.80)
--------------------------------------------------------------
Total distributions                      (.10)       (1.80)
--------------------------------------------------------------
Net asset value,
end of period                          $10.73       $10.20
--------------------------------------------------------------
Total return at
net asset value (%)(b)                   6.20        (3.25)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $238,866      $43,371
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 .85          .53*
--------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                (.05)        (.05)*
--------------------------------------------------------------
Portfolio turnover (%)                 119.64       220.96
--------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

  (d) Amount represents less than $0.01 per share.

      The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2002

Note 1
Significant accounting policies

Putnam Capital Opportunities Fund ("the fund") is one of a series of Putnam Investment Funds ("the trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in equity securities of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes offer above-average growth prospects or are under-valued in relation to underlying asset values or earnings potential and have the potential for long-term appreciation.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to Putnam College Advantage as well as defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2002, the value of securities loaned amounted to $48,190,478. The fund received cash collateral of $50,354,537 which is pooled with collateral of other Putnam funds into 36 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended April 30, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends, realized and unrealized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2002, the fund reclassified $3,624,326 to decrease accumulated net investment loss and $3,624,326 to decrease accumulated net realized gain on investments. The calculation of net investment income per share in the financial highlights table excludes these adjustments. As of April 30, 2002, the undistributed short-term and long-term gains were $9,906,723 and $9,637,325, respectively.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended April 30, 2002, the fund's expenses were reduced by $135,753 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,093 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended April 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $246,629 and $7,251 from the sale of class A and class M shares, respectively, and received $270,774 and $4,763 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended April 30, 2002, Putnam Retail Management, acting as underwriter received $17,339 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended April 30, 2002, the cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,295,671,214 and $734,275,346 respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 30,276,129        $309,791,679
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               214,857           2,133,580
---------------------------------------------------------------------------
                                            30,490,986         311,925,259

Shares repurchased                         (11,765,108)       (118,998,720)
---------------------------------------------------------------------------
Net increase                                18,725,878        $192,926,539
---------------------------------------------------------------------------

                                                 Year ended April 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,585,262        $146,302,110
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,146,732          21,703,461
---------------------------------------------------------------------------
                                            15,731,994         168,005,571

Shares repurchased                          (8,844,679)        (94,117,728)
---------------------------------------------------------------------------
Net increase                                 6,887,315         $73,887,843
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 26,759,037        $267,621,273
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               217,957           2,107,559
---------------------------------------------------------------------------
                                            26,976,994         269,728,832

Shares repurchased                          (8,763,030)        (85,502,008)
---------------------------------------------------------------------------
Net increase                                18,213,964        $184,226,824
---------------------------------------------------------------------------

                                                 Year ended April 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,253,242        $132,499,475
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,684,205          26,627,317
---------------------------------------------------------------------------
                                            14,937,447         159,126,792

Shares repurchased                          (8,572,747)        (85,413,001)
---------------------------------------------------------------------------
Net increase                                 6,364,700         $73,713,791
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,349,251         $33,940,085
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                18,512             180,564
---------------------------------------------------------------------------
                                             3,367,763          34,120,649

Shares repurchased                          (1,087,234)        (10,908,348)
---------------------------------------------------------------------------
Net increase                                 2,280,529         $23,212,301
---------------------------------------------------------------------------

                                                 Year ended April 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,320,676         $14,197,135
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               112,106           1,121,056
---------------------------------------------------------------------------
                                             1,432,782          15,318,191

Shares repurchased                            (516,395)         (5,365,198)
---------------------------------------------------------------------------
Net increase                                   916,387          $9,952,993
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,706,866         $17,288,842
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                13,670             133,355
---------------------------------------------------------------------------
                                             1,720,536          17,422,197

Shares repurchased                            (796,501)         (7,414,673)
---------------------------------------------------------------------------
Net increase                                   924,035         $10,007,524
---------------------------------------------------------------------------

                                                 Year ended April 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,521,136         $16,986,886
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               217,578           2,171,430
---------------------------------------------------------------------------
                                             1,738,714          19,158,316

Shares repurchased                          (1,341,092)        (13,861,831)
---------------------------------------------------------------------------
Net increase                                   397,622          $5,296,485
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 23,396,190        $235,346,792
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               120,589           1,202,276
---------------------------------------------------------------------------
                                            23,516,779         236,549,068

Shares repurchased                          (5,500,910)        (56,087,982)
---------------------------------------------------------------------------
Net increase                                18,015,869        $180,461,086
---------------------------------------------------------------------------

                                            For the period October 2, 2000
                                           (commencement of operations) to
                                                            April 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,497,098         $46,002,405
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               123,109           1,237,320
---------------------------------------------------------------------------
                                             4,620,207          47,239,725

Shares repurchased                            (367,211)         (3,827,732)
---------------------------------------------------------------------------
Net increase                                 4,252,996         $43,411,993
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $9,637,325 as long-term capital gain for its taxable year ended April 30, 2002.

The fund has designated 38.87% of the distributions from ordinary income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction)                  Board of Directors of the
                                                                 Environment and Natural Resources
                                                                 Program Steering Committee, John
                                                                 F. Kennedy School of Government,
                                                                 Harvard University. Until 2001,
                                                                 Mr. Curtis was a Member of the
                                                                 Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company).

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 President of the Kathleen and
                                                                 Ronald J. Jackson Foundation
                                                                 (charitable trust). Member of the
                                                                 Board of Overseers of WGBH (public
                                                                 television and radio). Member of the
                                                                 Board of Overseers of the Peabody
                                                                 Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group (a
Trustee since 1997                 Killian Professor of          UK-based holding company with
                                   Economics and                 interests in electric power and
                                   Management and                telecommunications networks), and
                                   Director of the Center        the Whitehead Institute for
                                   for Energy and                Biomedical Research (a non-profit
                                   Environmental Policy          research institution). President of the
                                   Research, Massachusetts       Yale University Council. Prior to
                                   Institute of Technology       February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                President Emeritus of         Chairman, Cambus-Kenneth
(2/25/38),                         Mount Holyoke College         Bloodstock (a limited liability
Trustee since 1992                                               company involved in thoroughbred
                                                                 horse breeding and farming),
                                                                 Director, Northeast Utilities, and
                                                                 Talbots (a distributor of women's
                                                                 apparel). Trustee of Centre College,
                                                                 Trustee of Notre Dame University,
                                                                 and Member of the Oversight
                                                                 Committee of Folger Shakespeare
                                                                 Library.  Prior to September 2000,
                                                                 June 2000, and November 1999,
                                                                 Dr. Kennan was a Director of
                                                                 Chastain Real Estate, Bell Atlantic,
                                                                 and Kentucky Home Life
                                                                 Insurance, respectively.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              The Liberty Corporation (a company
Trustee since 1997                 (a limited liability          engaged in the broadcasting
                                   company engaged in            industry), and Progress Energy, Inc.
                                   timber and farming)           (a utility company, formerly known
                                                                 as Carolina Power & Light). Prior to
                                                                 October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust).

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 and Norske Canada, Inc. (paper
                                                                 manufacturer). Prior to July 2001
                                                                 and October 1999, Mr. Stephens was
                                                                 Chairman of Mail-Well (printing
                                                                 and envelope company) and
                                                                 MacMillan-Bloedel (forest products
                                                                 company), respectively.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
                                   Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)
                                   and New Generation
                                   Advisers, Inc.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Prior to May 2000 and
                                                                 November 1999, Mr. Smith was
                                                                 Chairman and CEO, respectively, of
                                                                 Marsh & McLennan Companies, Inc.
------------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of April 30, 2002,
  there were 115 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of
  1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and Smith are
  deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of
  Putnam Management and Putnam Retail Management. George Putnam, III, is the President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President, Chief Executive Officer, and a Director of
  Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam
  Management.  A.J.C. Smith is a Director of Marsh & McLennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Senior Vice President,                                           Investments, LLC
Assistant Treasurer and
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian Ferguson (7/3/57),             Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Justin M. Scott                    Since 1998                    Managing Director of Putnam Management
(9/16/57),
Vice President

Joseph P. Joseph                   Since 1999                    Managing Director of Putnam Management
(6/4/58),
Vice President
------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Justin M. Scott
Vice President

Joseph P. Joseph
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

ANO68-79291 2II 6/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Capital Opportunities Fund
Supplement to Annual Report dated 4/30/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 4/30/02

                                                        NAV
1 year                                                 6.20%
Life of fund (since class A inception, 6/1/98)        50.65
Annual average                                        11.02

Share value:                                            NAV
4/30/01                                               $10.20
4/30/02                                               $10.73
----------------------------------------------------------------------------
Distributions:      No.      Income          Capital gains          Total
                                        Short Term    Long Term
                     1         --         $0.095          --        $0.095
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results.
More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Putnam
Mid Cap
Value Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-02


[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Fellow Shareholder:

In a market environment unsettled by the residual anxiety of the September 11 terrorist attacks, the collapse of Enron, and the new set of uncertainties created by unrest in the Middle East, Putnam Mid Cap Value Fund posted positive results during the fiscal year ended April 30, 2002.

On the following pages, the report from your fund's management team will provide a full review of what has been driving fund performance, including a discussion of the fund's outperformance over the period. The team also presents its view of prospects for fiscal 2003.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,


/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
June 19, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam Small- and Mid-Cap Value Team

The 12 months ended April 30, 2002, was a volatile period for value investors, but ultimately one that resulted in solid performance for your fund as the U.S. economy began to show signs of recovery. Value stocks, which have generally outperformed growth stocks since the U.S. stock market highs in March 2000, suffered along with growth stocks in the second and third quarters of 2001; as of our last report on October 31, 2001, class A shares of Putnam Mid Cap Value Fund were down 5.98% at net asset value. The inability of technology and telecommunications companies to maintain profitability as corporations slashed capital spending played a significant role in the slowdown of economies worldwide.

Total return for 12 months ended 4/30/02

      Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-------------------------------------------------------------------------
   13.40%    6.91%   12.50%    7.50%   12.56%   11.56%   12.79%    8.82%
-------------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

However, in the six months that followed our semiannual report, equities in the United States made significant gains. The recession that the United States was unable to avoid may ultimately prove to be relatively mild. Government economic stimulus packages, combined with a year-long environment of easing interest rates, enabled stock markets at home and abroad to recover substantially from their lows in September and October of 2001. As of April 30, 2002, Putnam Mid Cap Value Fund, through its long-term commitment to the attractively valued stocks of solid companies, reported double-digit gains for class A shares at NAV, outperforming its benchmark, the Russell Midcap Value Index, as well as its Lipper category average over the 12-month period (please see page
6 for details).


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electronics                            6.9%

Electric utilities                     6.0%

Banking                                4.9%

Commercial and consumer services       4.5%

Retail                                 4.4%

Footnote reads:
*Based on net assets as of 4/30/02. Holdings will vary over time.


* FUND'S THREE-PILLAR STRATEGY HELPED RECENT GAINS

Your fund's three-pillar strategy -- uncovering value, seeking opportunity, and maintaining a long-term time horizon -- was at the root of its almost 20% turnaround over the past six months. The biggest test of our philosophy came in the weeks that followed the September 11 terrorist attacks. Despite the fact that many of the fund's holdings were dropping in price along with equity markets across the globe, the management team made virtually no changes to the fund's portfolio. Our belief in a long-term time horizon dictated that we continue to hold our stocks regardless of the short-term market consequences of the attacks.

By the same token, we did not rush to buy new holdings. One of the factors your fund management team considers before making any purchase or sale is the stock price relative to the company's inherent business value. Although stock prices dropped nearly universally in the wake of the attacks, we felt this was a short-term reaction on a market level, and was not indicative of compelling new opportunities. Staying the course allowed our portfolio the opportunity to recover from the market lows in the fourth quarter 2001 and serves as a reminder of the importance of investing for the long term.

* STOCK-SELECTION KEY TO FUND'S PERFORMANCE

Since the market lows toward the beginning of the fourth quarter of 2001, equity markets have begun to show signs of recovery. In addition to the fourth-quarter rebound of the technology sector, which for several quarters had led the way in declines, the past six months brought about solid gains in the consumer cyclicals and financial sectors. Your fund was overweighted in consumer cyclicals, and our holdings there and in financials produced solid returns. Over the period, we sold some of our holdings in these sectors to lock in profits.

In the financial sector, we decreased our holdings in regional banks by selling City National Corporation, First Virginia Banks, and Commerce Bancshares, Inc. In the consumer cyclicals sector, we sold two publishing companies, Gannett Co. and Knight-Ridder, Inc., and two auto suppliers, BorgWarner Automotive Inc. and Lear Corp. These sales are part of a repositioning of the portfolio to take advantage of a continuing economic recovery. We are currently moving toward an underweight position in these two sectors in order to position the portfolio for the economic environment we foresee going forward. The technology sector has seen fairly consistent growth over the past six months despite struggling in April, and more of the fund's assets are being shifted into the sector. We feel the sector as a whole is still out of favor and the stocks of a number of industry leaders are selling at attractive multiples. Several other out-of-favor growth stocks are depressed enough to appear on the radar of a value fund. IMS Health Inc. and Teradyne Inc. are two industry leaders that we have included in the portfolio.

Fund Profile

Putnam Mid Cap Value Fund seeks capital appreciation by employing a strategy of identifying undervalued, high-quality companies among the market's mid-capitalization offerings. The fund targets established, profitable companies of two kinds: smaller companies that have recently grown to midsize and larger companies in industries that have temporarily fallen out of favor.

Other contributions to positive performance came from a number of places. Our holdings in the energy sector, which as a whole suffered from relatively poor performance over the year on the heels of the California energy crisis and the Enron controversy, produced positive returns for your fund. Similarly, through solid stock-picking, we were able to limit your fund's losses in two of the most troubled sectors of the year: communication services and transportation. Our long-term commitment to strong companies in out-of-favor sectors played a key role in your fund's outperformance over the period.

* OUTLOOK FOR POSITIVE GROWTH OPTIMISTIC

Over the next six months, we believe economic conditions will gradually improve. The fiscal stimulus that the U.S. government has been siphoning into the economy in the form of relief packages has combined with a 40-year low in short-term interest rates to help shift the underlying economic fundamentals. We believe the worst of the recession may be behind us, and that the current economic environment is one that suggests a neutral stance will be taken by the Federal Reserve Board until the recovery has more firmly taken hold. We are lowering our weighting in financials and consumer cyclicals, as we discussed earlier, in favor of stocks of market leaders in out-of-favor sectors like technology and health care. As the economy begins to emerge from recession, we feel the portfolio will be well-positioned to continue to take advantage of long-term values as they arise.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Kellogg Co.
Food

Telephone and Data Systems, Inc.
Telecommunications

Newfield Exploration Co.
Oil and gas

IMS Health, Inc.
Health care services

Unum Provident Corp.
Insurance

Herman Miller, Inc.
Office equipment and supplies

Freeport-McMoran Copper & Gold, Inc. Class B
Metals

Tribune Co.
Publishing

Unocal Corp.
Oil and gas

Progress Energy, Inc.
Electric utilities

Footnote reads:
These holdings represent 12.5% of the fund's net assets as of 4/30/02. Portfolio holdings will vary over time.


The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

This fund is managed by the Putnam Small- and Mid-Cap Value Team. The members of the team are Edward Shadek, Thomas Hoey, Francis Perfetuo, James Polk, and Sheldon Simon.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 4/30/02

                     Class A         Class B         Class C         Class M
(inception dates)   (11/1/99)       (1/16/01)       (1/16/01)       (1/16/01)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
-------------------------------------------------------------------------------
1 year           13.40%   6.91%  12.50%   7.50%  12.56%  11.56%  12.79%   8.82%
-------------------------------------------------------------------------------
Life of fund     64.20   54.73   61.15   58.15   61.10   61.10   62.16   56.49
Annual average   21.91   19.06   21.00   20.10   20.99   20.99   21.31   19.59
-------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/02

                            Russell Midcap          Consumer
                             Value Index           price index
------------------------------------------------------------------------------
1 year                          8.41%                 1.53%
------------------------------------------------------------------------------
Life of fund                   32.54                  6.78
Annual average                 11.92                  2.66
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower.

LIPPER INFORMATION:

The average annualized return for the 187 funds in the Lipper Mid-Cap Value category over the 12 months ended 4/30/02 was 9.96%. Over the life-of-fund period ended 4/30/02, annualized return for the category was 15.43%.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/1/99

               Fund's class A    Russell Midcap     Consumer price
Date           shares at POP      Value Index          index

11/1/99           9,425             10,000             10,000
4/30/00          10,307             10,222             10,190
10/31/00         11,684             11,185             10,345
4/30/01          13,645             12,225             10,518
10/31/01         12,829             11,031             10,565
4/30/02         $15,473            $13,254            $10,678

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,115 ($15,815 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $16,110 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $16,216 ($15,649 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/02

                       Class A         Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                  4               4            4              4
------------------------------------------------------------------------------
Income                 $0.0834         $0.0224      $0.0184        $0.0414
------------------------------------------------------------------------------
Capital gains
  Long-term             0.0090          0.0090       0.0090         0.0090
------------------------------------------------------------------------------
  Short-term            0.0396          0.0396       0.0396         0.0396
------------------------------------------------------------------------------
  Total                $0.1320         $0.0710      $0.0670        $0.0900
------------------------------------------------------------------------------
Share value:         NAV     POP         NAV           NAV       NAV     POP
------------------------------------------------------------------------------
4/30/01           $10.71  $11.36      $10.70        $10.69    $10.70  $11.09
------------------------------------------------------------------------------
4/30/02            12.00   12.73       11.96         11.96     11.97   12.40
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (11/1/99)       (1/16/01)       (1/16/01)       (1/16/01)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
-------------------------------------------------------------------------------
1 year           24.57%  17.45%  23.70%  18.70%  23.66%  22.66%  24.02%  19.73%
-------------------------------------------------------------------------------
Life of fund     69.26   59.50   66.27   63.27   66.22   66.22   67.31   61.46
Annual average   24.27   21.26   23.36   22.43   23.34   23.34   23.68   21.87
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Russell Midcap Value Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their value orientation. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Mid Cap Value Fund, a portfolio of the Putnam Investment Funds, including the fund's portfolio, as of April 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Mid Cap Value Fund as of April 30, 2002, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                              KPMG LLP

Boston, Massachusetts
June 4, 2002



THE FUND'S PORTFOLIO
April 30, 2002

COMMON STOCKS (98.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (1.2%)
-------------------------------------------------------------------------------------------------------------------
            118,872 Harte-Hanks, Inc.                                                                $    3,818,169
            117,800 Interpublic Group of Companies, Inc.                                                  3,637,664
                                                                                                      -------------
                                                                                                          7,455,833

Aerospace and Defense (0.7%)
-------------------------------------------------------------------------------------------------------------------
             37,000 Northrop Grumman Corp.                                                                4,464,420

Airlines (0.8%)
-------------------------------------------------------------------------------------------------------------------
            191,100 Delta Air Lines, Inc.                                                                 5,295,381

Automotive (0.8%)
-------------------------------------------------------------------------------------------------------------------
            266,400 Dana Corp.                                                                            5,397,264

Banking (4.9%)
-------------------------------------------------------------------------------------------------------------------
             64,100 Comerica, Inc.                                                                        4,028,685
            108,100 Cullen/Frost Bankers, Inc.                                                            4,079,694
            203,000 Fulton Financial Corp.                                                                5,010,040
             55,100 Marshall & Ilsley Corp.                                                               3,507,115
             99,400 Northern Trust Corp.                                                                  5,280,128
            152,700 People's Bank                                                                         4,058,766
             89,000 Zions Bancorporation                                                                  4,813,120
                                                                                                      -------------
                                                                                                         30,777,548

Beverage (1.5%)
-------------------------------------------------------------------------------------------------------------------
             63,100 Adoph Coors Co. Class B                                                               4,218,235
            258,000 Coca-Cola Enterprises, Inc.                                                           5,061,960
                                                                                                      -------------
                                                                                                          9,280,195

Biotechnology (2.0%)
-------------------------------------------------------------------------------------------------------------------
            215,700 Applera Corporation-Applied Biosystems Group                                          3,692,784
            128,500 Invitrogen Corp. (NON)                                                                4,456,380
            168,900 Waters Corp. (NON)                                                                    4,551,855
                                                                                                      -------------
                                                                                                         12,701,019

Building Materials (0.7%)
-------------------------------------------------------------------------------------------------------------------
            144,800 Sherwin Williams Co.                                                                  4,449,704

Cable Television (0.3%)
-------------------------------------------------------------------------------------------------------------------
             91,900 Cablevision Systems Corp. Class A (NON)                                               2,159,650

Chemicals (2.9%)
-------------------------------------------------------------------------------------------------------------------
             82,100 Avery Dennison Corp.                                                                  5,258,505
            155,100 Cytec Industries, Inc. (NON)                                                          5,116,749
            167,300 Great Lakes Chemical Corp.                                                            4,306,302
             94,600 Rohm & Haas Co.                                                                       3,510,606
                                                                                                      -------------
                                                                                                         18,192,162

Commercial and Consumer Services (4.5%)
-------------------------------------------------------------------------------------------------------------------
            123,600 Catalina Marketing Corp. (NON)                                                        4,337,124
            123,100 Manpower, Inc.                                                                        4,954,775
            147,400 R. R. Donnelley & Sons Co.                                                            4,710,904
            180,400 Robert Half International, Inc. (NON)                                                 4,737,304
            421,100 ServiceMaster Co. (The)                                                               5,895,400
             77,100 Tech Data Corp. (NON)                                                                 3,649,914
                                                                                                      -------------
                                                                                                         28,285,421

Communications Equipment (0.8%)
-------------------------------------------------------------------------------------------------------------------
            242,100 Scientific-Atlanta, Inc.                                                              4,842,000

Computers (2.4%)
-------------------------------------------------------------------------------------------------------------------
             99,000 Lexmark International, Inc. (NON)                                                     5,918,220
            484,500 Quantum Corp. (NON)                                                                   3,561,075
            624,000 Symbol Technologies, Inc.                                                             5,279,040
                                                                                                      -------------
                                                                                                         14,758,335

Conglomerates (0.8%)
-------------------------------------------------------------------------------------------------------------------
             96,700 Textron, Inc.                                                                         4,755,706

Consumer Goods (2.4%)
-------------------------------------------------------------------------------------------------------------------
            167,500 Clorox Co.                                                                            7,411,875
            203,900 Estee Lauder Companies, Inc. (The) Class A                                            7,370,985
                                                                                                      -------------
                                                                                                         14,782,860

Distribution (0.9%)
-------------------------------------------------------------------------------------------------------------------
            359,200 Ingram Micro, Inc. Class A (NON)                                                      5,337,712

Electric Utilities (6.0%)
-------------------------------------------------------------------------------------------------------------------
            149,600 Consolidated Edison, Inc.                                                             6,521,064
            364,800 Edison International (NON)                                                            6,621,120
             76,800 FPL Group, Inc.                                                                       4,876,032
            285,700 OGE Energy Corp.                                                                      6,756,805
            144,400 Progress Energy, Inc.                                                                 7,492,916
            209,700 Reliant Energy, Inc.                                                                  5,322,186
                                                                                                      -------------
                                                                                                         37,590,123

Electronics (6.9%)
-------------------------------------------------------------------------------------------------------------------
            323,500 American Power Conversion Corp. (NON)                                                 4,156,975
            152,300 Arrow Electronics, Inc. (NON)                                                         4,020,720
            194,200 Avnet, Inc.                                                                           4,975,404
            347,300 Cree Research, Inc. (NON)                                                             4,094,667
            315,800 Jabil Circuit, Inc. (NON)                                                             6,445,478
            143,000 Micron Technology, Inc. (NON)                                                         3,389,100
            212,900 Molex, Inc.                                                                           7,157,698
            207,200 Plexus Corp. (NON)                                                                    5,177,928
            203,800 SanDisk Corp. (NON)                                                                   3,334,168
                                                                                                      -------------
                                                                                                         42,752,138

Energy (2.7%)
-------------------------------------------------------------------------------------------------------------------
             78,300 BJ Services Co. (NON)                                                                 2,876,742
            163,900 Tidewater, Inc.                                                                       7,129,650
            199,600 Transocean Sedco Forex, Inc.                                                          7,085,800
                                                                                                      -------------
                                                                                                         17,092,192

Engineering & Construction (0.8%)
-------------------------------------------------------------------------------------------------------------------
            126,700 Martin Marietta Materials, Inc.                                                       4,936,232

Food (3.4%)
-------------------------------------------------------------------------------------------------------------------
            223,100 Campbell Soup Co.                                                                     6,159,791
            267,400 ConAgra, Inc.                                                                         6,551,300
            230,000 Kellogg Co.                                                                           8,261,600
                                                                                                      -------------
                                                                                                         20,972,691

Health Care Services (2.3%)
-------------------------------------------------------------------------------------------------------------------
            381,700 IMS Health, Inc.                                                                      7,866,837
            158,000 McKesson Corp.                                                                        6,381,620
                                                                                                      -------------
                                                                                                         14,248,457

Household Furniture and Appliances (0.7%)
-------------------------------------------------------------------------------------------------------------------
            107,800 Ethan Allen Interiors, Inc.                                                           4,442,438

Insurance (3.5%)
-------------------------------------------------------------------------------------------------------------------
             81,665 Chubb Corp. (The)                                                                     6,263,706
             72,800 Jefferson-Pilot Corp.                                                                 3,645,824
             83,700 Mercury General Corp.                                                                 4,185,000
            274,400 UnumProvident Corp.                                                                   7,749,056
                                                                                                      -------------
                                                                                                         21,843,586

Investment Banking/Brokerage (1.5%)
-------------------------------------------------------------------------------------------------------------------
             69,400 Bear Stearns Companies, Inc. (The)                                                    4,298,636
            149,500 T Rowe Price Group, Inc.                                                              5,242,965
                                                                                                      -------------
                                                                                                          9,541,601

Leisure (0.8%)
-------------------------------------------------------------------------------------------------------------------
            285,800 Callaway Golf Co.                                                                     5,030,080

Lodging/Tourism (0.5%)
-------------------------------------------------------------------------------------------------------------------
             73,500 Marriott International, Inc. Class A                                                  3,229,590

Machinery (1.3%)
-------------------------------------------------------------------------------------------------------------------
            107,500 Dover Corp.                                                                           4,005,450
             78,900 Ingersoll-Rand Co. Class A (Bermuda)                                                  3,941,055
                                                                                                      -------------
                                                                                                          7,946,505

Medical Technology (1.1%)
-------------------------------------------------------------------------------------------------------------------
            184,200 Becton, Dickinson and Co.                                                             6,846,714

Metals (2.6%)
-------------------------------------------------------------------------------------------------------------------
            428,300 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                    7,606,608
            132,600 Newmont Mining Corp.                                                                  3,780,426
            127,000 Phelps Dodge Corp.                                                                    4,546,600
                                                                                                      -------------
                                                                                                         15,933,634

Office Equipment & Supplies (1.9%)
-------------------------------------------------------------------------------------------------------------------
            314,000 Herman Miller, Inc.                                                                   7,671,020
             97,500 Pitney Bowes, Inc.                                                                    4,104,750
                                                                                                      -------------
                                                                                                         11,775,770

Oil & Gas (4.2%)
-------------------------------------------------------------------------------------------------------------------
            128,500 EOG Resources, Inc.                                                                   5,467,675
            178,100 Marathon Oil Corp.                                                                    5,175,586
            211,700 Newfield Exploration Co. (NON)                                                        8,012,845
            201,800 Unocal Corp.                                                                          7,504,942
                                                                                                      -------------
                                                                                                         26,161,048

Paper & Forest Products (2.7%)
-------------------------------------------------------------------------------------------------------------------
            158,700 MeadWestvaco Corp.                                                                    4,659,432
             90,300 Sealed Air Corp. (NON)                                                                4,033,701
            275,800 Smurfit-Stone Container Corp. (NON)                                                   4,478,992
             56,600 Weyerhaeuser Co.                                                                      3,373,926
                                                                                                      -------------
                                                                                                         16,546,051

Photography/Imaging (2.6%)
-------------------------------------------------------------------------------------------------------------------
            189,300 Eastman Kodak Co.                                                                     6,097,353
            360,500 Ikon Office Solutions, Inc.                                                           4,686,500
            590,500 Xerox Corp.                                                                           5,225,925
                                                                                                      -------------
                                                                                                         16,009,778

Publishing (2.0%)
-------------------------------------------------------------------------------------------------------------------
             71,700 McGraw-Hill Companies, Inc. (The)                                                     4,588,083
            171,900 Tribune Co.                                                                           7,592,823
                                                                                                      -------------
                                                                                                         12,180,906

Railroads (2.0%)
-------------------------------------------------------------------------------------------------------------------
            159,000 Burlington Northern Santa Fe Corp.                                                    4,370,910
            123,600 CSX Corp.                                                                             4,470,612
            122,500 GATX Corp.                                                                            3,922,450
                                                                                                      -------------
                                                                                                         12,763,972

Real Estate (4.0%)
-------------------------------------------------------------------------------------------------------------------
            173,900 Boston Properties, Inc. (R)                                                           6,778,622
            365,800 Catellus Development Corp. (NON)                                                      7,462,320
            147,300 Equity Residential Properties Trust (R)                                               4,153,860
            192,300 Post Properties, Inc. (R)                                                             6,536,277
                                                                                                      -------------
                                                                                                         24,931,079

Restaurants (0.5%)
-------------------------------------------------------------------------------------------------------------------
             87,700 Outback Steakhouse, Inc. (NON)                                                        3,075,639

Retail (4.4%)
-------------------------------------------------------------------------------------------------------------------
            266,600 Circuit City Stores-Circuit City Group                                                5,747,896
            196,800 CVS Corp.                                                                             6,588,863
            177,300 Limited, Inc. (The)                                                                   3,397,068
            129,600 May Department Stores Co.                                                             4,494,528
            121,300 Payless Shoesource, Inc. (NON)                                                        7,100,902
                                                                                                      -------------
                                                                                                         27,329,257

Semiconductor (2.3%)
-------------------------------------------------------------------------------------------------------------------
            186,600 Cognex Corp. (NON)                                                                    4,599,690
             67,600 Novellus Systems, Inc. (NON)                                                          3,204,240
            193,100 Teradyne, Inc. (NON)                                                                  6,362,645
                                                                                                      -------------
                                                                                                         14,166,575

Shipping (0.7%)
-------------------------------------------------------------------------------------------------------------------
            143,700 CNF Transportation, Inc.                                                              4,542,357

Software (3.0%)
-------------------------------------------------------------------------------------------------------------------
            360,100 BMC Software, Inc. (NON)                                                              5,207,046
            179,300 Internet Security Systems, Inc. (NON)                                                 3,514,280
            114,500 Intuit, Inc. (NON)                                                                    4,486,110
            377,319 Rational Software Corp. (NON)                                                         5,497,538
                                                                                                      -------------
                                                                                                         18,704,974

Technology Services (1.5%)
-------------------------------------------------------------------------------------------------------------------
            105,100 Computer Sciences Corp. (NON)                                                         4,713,735
            171,700 Convergys Corp. (NON)                                                                 4,750,939
                                                                                                      -------------
                                                                                                          9,464,674

Telecommunications (2.0%)
-------------------------------------------------------------------------------------------------------------------
            156,700 CenturyTel, Inc.                                                                      4,340,590
             96,000 Telephone and Data Systems, Inc.                                                      8,256,000
                                                                                                      -------------
                                                                                                         12,596,590

Tire & Rubber (0.8%)
-------------------------------------------------------------------------------------------------------------------
            226,300 Goodyear Tire & Rubber Co. (The)                                                      5,035,175

Toys (0.8%)
-------------------------------------------------------------------------------------------------------------------
            242,900 Mattel, Inc.                                                                          5,013,456

Trucks & Parts (0.6%)
-------------------------------------------------------------------------------------------------------------------
             87,500 Navistar International Corp.                                                          3,491,250

Waste Management (1.1%)
-------------------------------------------------------------------------------------------------------------------
            342,400 Republic Services, Inc. (NON)                                                         6,779,520
                                                                                                      -------------
                    Total Common Stocks (cost $590,770,352)                                          $  615,909,262

SHORT-TERM INVESTMENTS (10.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        21,529,184 Short-term investments held as collateral for loaned securities with yields ranging from 1.77% to 1.92% and due dates ranging
                    from May 1, 2002 to June 24, 2002 (d)                                            $   21,517,549
         20,342,000 Interest in $363,099,000 joint repurchase agreement dated April 30,
                    2002 with JPMorgan Chase & Co. due May 1, 2002 with respect to various U.S. Government obligations--maturity value
                    of $20,343,085 for an effective yield of 1.92%                                       20,342,000
         20,340,000 Interest in $500,000,000 joint tri-party repurchase agreement dated
                    April 30, 2002 with Goldman Sachs & Co. due May 1, 2002
                    with respect to various U.S. Government obligations--maturity value
                    of $20,341,085 for an effective yield of 1.92%                                       20,340,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $62,199,549)                                  $   62,199,549
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $652,969,901) (b)                                        $  678,108,811
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $623,648,654.

  (b) The aggregate identified cost on a tax basis is $654,517,866, resulting in gross unrealized appreciation and depreciation of $47,866,870 and $24,275,925, respectively, or net unrealized appreciation of $23,590,945.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See footnote 1 to the financial statements.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $20,723,018 of securities on
loan (identified cost $652,969,901) (Note 1)                                   $678,108,811
-------------------------------------------------------------------------------------------
Cash                                                                                    690
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           254,021
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            7,206,397
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      641,146
-------------------------------------------------------------------------------------------
Total assets                                                                    686,211,065

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 38,469,369
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,204,107
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        861,010
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          127,448
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         3,878
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,980
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              286,885
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               21,517,549
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               89,185
-------------------------------------------------------------------------------------------
Total liabilities                                                                62,562,411
-------------------------------------------------------------------------------------------
Net assets                                                                     $623,648,654

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $588,489,134
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (908,123)
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                            10,928,733
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       25,138,910
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $623,648,654

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($298,662,135 divided by 24,897,263 shares)                                          $12.00
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $12.00)*                              $12.73
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($263,305,668 divided by 22,012,940 shares) **                                       $11.96
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($30,285,526 divided by 2,531,754 shares) **                                         $11.96
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($14,159,435 divided by 1,182,741 shares)                                            $11.97
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.97)*                              $12.40
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($17,235,890 divided by 1,436,467 shares)                                            $12.00
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended April 30, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                      $  4,108,392
-------------------------------------------------------------------------------------------
Interest                                                                            325,725
-------------------------------------------------------------------------------------------
Securities lending                                                                   23,661
-------------------------------------------------------------------------------------------
Total investment income                                                           4,457,778

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,949,259
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      537,586
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    10,948
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      9,144
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               361,872
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,115,481
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               140,588
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                44,765
-------------------------------------------------------------------------------------------
Other                                                                               255,467
-------------------------------------------------------------------------------------------
Total expenses                                                                    4,425,110
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (5,037)
-------------------------------------------------------------------------------------------
Net expenses                                                                      4,420,073
-------------------------------------------------------------------------------------------
Net investment income                                                                37,705
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 12,151,020
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                       22,095,211
-------------------------------------------------------------------------------------------
Net gain on investments                                                          34,246,231
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $34,283,936
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended April 30
                                                                  -------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $     37,705           $   135,028
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                       12,151,020               811,234
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                             22,095,211             2,941,547
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   34,283,936             3,887,809
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From net investment income
   Class A                                                               (904,861)             (120,618)
-------------------------------------------------------------------------------------------------------
   Class B                                                                 (8,579)              (33,651)
-------------------------------------------------------------------------------------------------------
   Class C                                                                   (536)               (7,222)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (10,963)               (3,152)
-------------------------------------------------------------------------------------------------------
From short-term net realized gain on investments
   Class A                                                               (736,429)             (523,400)
-------------------------------------------------------------------------------------------------------
   Class B                                                               (611,375)                   --
-------------------------------------------------------------------------------------------------------
   Class C                                                                (73,556)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                                (32,903)                   --
-------------------------------------------------------------------------------------------------------
From long-term net realized gain on investments
   Class A                                                               (126,515)                 (434)
-------------------------------------------------------------------------------------------------------
   Class B                                                                (96,308)                   --
-------------------------------------------------------------------------------------------------------
   Class C                                                                (12,345)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                                 (5,196)                   --
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     500,303,348            84,635,832
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                          531,967,718            87,835,164

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                      91,680,936             3,845,772
-------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net investment income and undistributed net investment income of $908,123 and $61,
respectively)                                                        $623,648,654           $91,680,936
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------
                                                           For the period
Per-share                                                  November 1, 1999+
operating performance                  Year ended April 30    to April 30
-----------------------------------------------------------------------------
                                        2002         2001         2000
-----------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.71        $9.24        $8.50
-----------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------
Net investment income (a)                .05          .10(d)       .05(d)
-----------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     1.37         2.69          .74
-----------------------------------------------------------------------------
Total from
investment operations                   1.42         2.79          .79
-----------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------
From net
investment income                       (.08)        (.11)        (.05)
-----------------------------------------------------------------------------
From net realized gain
on investments                          (.05)       (1.21)          --
-----------------------------------------------------------------------------
Total distributions                     (.13)       (1.32)        (.05)
-----------------------------------------------------------------------------
Net asset value,
end of period                         $12.00       $10.71        $9.24
-----------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.40        32.38         9.38*
-----------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $298,662      $55,220       $3,846
-----------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.24         1.08(d)       .50(d)*
-----------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .38         1.29(d)       .62(d)*
-----------------------------------------------------------------------------
Portfolio turnover (%)                 52.73       108.14        48.32*
-----------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.55% and 0.35% based on average net assets per class A share for the periods ended April 30, 2001 and April 30, 2000, respectively.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------
                                                For the period
Per-share                            Year ended Jan. 16, 2001+
operating performance                 April 30   to April 30
----------------------------------------------------------------
                                        2002         2001
----------------------------------------------------------------
Net asset value,
beginning of period                   $10.70       $10.03
----------------------------------------------------------------
Investment operations:
----------------------------------------------------------------
Net investment income (loss)(a)         (.04)          --(d)(e)
----------------------------------------------------------------
Net realized and unrealized
gain on investments                     1.37          .69
----------------------------------------------------------------
Total from
investment operations                   1.33          .69
----------------------------------------------------------------
Less distributions:
----------------------------------------------------------------
From net
investment income                       (.02)        (.02)
----------------------------------------------------------------
From net realized gain
on investments                          (.05)          --
----------------------------------------------------------------
Total distributions                     (.07)        (.02)
----------------------------------------------------------------
Net asset value,
end of period                         $11.96       $10.70
----------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.50         6.90*
----------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------
Net assets, end of period
(in thousands)                      $263,306      $30,166
----------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.99          .58(d)*
----------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.40)         .05(d)*
----------------------------------------------------------------
Portfolio turnover (%)                 52.73       108.14
----------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class B share for the period ended April 30, 2001.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------
                                                For the period
Per-share                           Year ended  Jan. 16, 2001+
operating performance                April 30    to April 30
----------------------------------------------------------------
                                        2002         2001
----------------------------------------------------------------
Net asset value,
beginning of period                   $10.69       $10.03
----------------------------------------------------------------
Investment operations:
----------------------------------------------------------------
Net investment income (loss)(a)         (.04)          --(d)(e)
----------------------------------------------------------------
Net realized and unrealized
gain on investments                     1.38          .68
----------------------------------------------------------------
Total from
investment operations                   1.34          .68
----------------------------------------------------------------
Less distributions:
----------------------------------------------------------------
From net
investment income                       (.02)        (.02)
----------------------------------------------------------------
From net realized gain
on investments                          (.05)          --
----------------------------------------------------------------
Total distributions                     (.07)        (.02)
----------------------------------------------------------------
Net asset value,
end of period                         $11.96       $10.69
----------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.56         6.81*
----------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------
Net assets, end of period
(in thousands)                       $30,286       $4,654
----------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.99          .58(d)*
----------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.39)         .05(d)*
----------------------------------------------------------------
Portfolio turnover (%)                 52.73       108.14
----------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class C share for the period ended April 30, 2001.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------
                                                 For the period
Per-share                           Year ended   Jan. 16, 2001+
operating performance                 April 30    to April 30
----------------------------------------------------------------
                                        2002         2001
----------------------------------------------------------------
Net asset value,
beginning of period                   $10.70       $10.03
----------------------------------------------------------------
Investment operations:
----------------------------------------------------------------
Net investment income (loss)(a)         (.01)         .01(d)
----------------------------------------------------------------
Net realized and unrealized
gain on investments                     1.37          .68
----------------------------------------------------------------
Total from
investment operations                   1.36          .69
----------------------------------------------------------------
Less distributions:
----------------------------------------------------------------
From net
investment income                       (.04)        (.02)
----------------------------------------------------------------
From net realized gain
on investments                          (.05)          --
----------------------------------------------------------------
Total distributions                     (.09)        (.02)
----------------------------------------------------------------
Net asset value,
end of period                         $11.97       $10.70
----------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.79         6.92*
----------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------
Net assets, end of period
(in thousands)                       $14,159       $1,641
----------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.74          .51(d)*
----------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.15)         .14(d)*
----------------------------------------------------------------
Portfolio turnover (%)                 52.73       108.14
----------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class M share for the period ended April 30, 2001.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------
                                  For the period
Per-share                          April 2, 2002+
operating performance               to April 30
-------------------------------------------------
                                        2002
-------------------------------------------------
Net asset value,
beginning of period                   $12.34
-------------------------------------------------
Investment operations:
-------------------------------------------------
Net investment income (a)                 --(d)
-------------------------------------------------
Net realized and unrealized
loss on investments                     (.34)
-------------------------------------------------
Total from
investment operations                   (.34)
-------------------------------------------------
Net asset value,
end of period                         $12.00
-------------------------------------------------
Total return at
net asset value (%)(b)                 (2.76)*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                       $17,236
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .08*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)                 --(e)*
-------------------------------------------------
Portfolio turnover (%)                 52.73
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Amount represents less than 0.01%.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2002

Note 1
Significant accounting policies

Putnam Mid Cap Value Fund ("the fund") is one of a series of Putnam Investment Funds (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of midsize companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class Y shares on April 2, 2002. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2002, the value of securities loaned amounted to $20,723,018. The fund received cash collateral of $21,517,549, which is pooled with collateral of other Putnam funds into 36 issuers of high-grade short-term investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended April 30, 2002, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, organization costs, nontaxable dividends and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2002, the fund reclassified $20,950 to increase distributions in excess of net investment income and $19 to increase paid-in-capital, with an increase to accumulated net realized gains of $20,931. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

As of April 30, 2002, the undistributed short-term and long-term gains on a tax basis were $10,909,149 and $659,426, respectively.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through April 30, 2002 to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses, credits from Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC, and payments under the trust's distribution plan) would exceed an annual rate of 1.00% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended April 30, 2002, the fund's expenses were reduced by $5,037 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $659 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended April 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $342,985 and $7,443 from the sale of class A and class M shares, respectively, and received $135,581 and $1,943 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended April 30, 2002, Putnam Retail Management, acting as underwriter received $1,645 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended April 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $638,435,518 and $147,010,139, respectively. There were no purchases and sales of U.S. government obligations.


Note 4
Capital shares

At April 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 26,043,631        $298,432,231
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                71,263             745,236
---------------------------------------------------------------------------
                                            26,114,894         299,177,467

Shares
repurchased                                 (6,374,041)        (72,822,569)
---------------------------------------------------------------------------
Net increase                                19,740,853        $226,354,898
---------------------------------------------------------------------------

                                                 Year ended April 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,466,217         $56,576,188
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 2,078              19,844
---------------------------------------------------------------------------
                                             5,468,295          56,596,032

Shares repurchased                            (728,161)         (7,409,964)
---------------------------------------------------------------------------
Net increase                                 4,740,134         $49,186,068
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,728,245        $248,601,141
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                18,831             195,390
---------------------------------------------------------------------------
                                            21,747,076         248,796,531

Shares repurchased                          (2,554,435)        (28,282,640)
---------------------------------------------------------------------------
Net increase                                19,192,641        $220,513,891
---------------------------------------------------------------------------

                                           For the period January 16, 2001
                                              (commencement of operations)
                                                         to April 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,927,519         $30,371,544
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,927,519          30,371,544

Shares repurchased                            (107,220)         (1,090,015)
---------------------------------------------------------------------------
Net increase                                 2,820,299         $29,281,529
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,919,017         $33,228,060
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 2,124              22,159
---------------------------------------------------------------------------
                                             2,921,141          33,250,219

Shares repurchased                            (824,636)         (9,310,670)
---------------------------------------------------------------------------
Net increase                                 2,096,505         $23,939,549
---------------------------------------------------------------------------

                                           For the period January 16, 2001
                                              (commencement of operations)
                                                         to April 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    452,033          $4,736,340
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               452,033           4,736,340

Shares repurchased                             (16,784)           (169,956)
---------------------------------------------------------------------------
Net increase                                   435,249          $4,566,384
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,319,293         $15,077,915
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 1,615              16,904
---------------------------------------------------------------------------
                                             1,320,908          15,094,819

Shares repurchased                            (291,584)         (3,292,917)
---------------------------------------------------------------------------
Net increase                                 1,029,324         $11,801,902
---------------------------------------------------------------------------

                                           For the period January 16, 2001
                                              (commencement of operations)
                                                         to April 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    208,570          $2,164,569
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               208,570           2,164,569

Shares repurchased                             (55,153)           (562,718)
---------------------------------------------------------------------------
Net increase                                   153,417          $1,601,851
---------------------------------------------------------------------------

                                              For the period April 2, 2002
                                           (commencement of operations) to
                                                            April 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,446,690         $17,816,872
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,446,690          17,816,872

Shares repurchased                             (10,223)           (123,764)
---------------------------------------------------------------------------
Net increase                                 1,436,467         $17,693,108
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)


Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $752,713 as long term capital gain for its taxable year ended April 30, 2002.

The fund has designated 32.06% of the distributions from ordinary income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction)                  Board of Directors of the
                                                                 Environment and Natural Resources
                                                                 Program Steering Committee, John
                                                                 F. Kennedy School of Government,
                                                                 Harvard University. Until 2001,
                                                                 Mr. Curtis was a Member of the
                                                                 Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company).

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 President of the Kathleen and
                                                                 Ronald J. Jackson Foundation
                                                                 (charitable trust). Member of the
                                                                 Board of Overseers of WGBH (public
                                                                 television and radio). Member of the
                                                                 Board of Overseers of the Peabody
                                                                 Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group (a
Trustee since 1997                 Killian Professor of          UK-based holding company with
                                   Economics and                 interests in electric power and
                                   Management and                telecommunications networks), and
                                   Director of the Center        the Whitehead Institute for
                                   for Energy and                Biomedical Research (a non-profit
                                   Environmental Policy          research institution). President of the
                                   Research, Massachusetts       Yale University Council. Prior to
                                   Institute of Technology       February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                President Emeritus of         Chairman, Cambus-Kenneth
(2/25/38),                         Mount Holyoke College         Bloodstock (a limited liability
Trustee since 1992                                               company involved in thoroughbred
                                                                 horse breeding and farming),
                                                                 Director, Northeast Utilities, and
                                                                 Talbots (a distributor of women's
                                                                 apparel). Trustee of Centre College,
                                                                 Trustee of Notre Dame University,
                                                                 and Member of the Oversight
                                                                 Committee of Folger Shakespeare
                                                                 Library.  Prior to September 2000,
                                                                 June 2000, and November 1999,
                                                                 Dr. Kennan was a Director of
                                                                 Chastain Real Estate, Bell Atlantic,
                                                                 and Kentucky Home Life
                                                                 Insurance, respectively.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              The Liberty Corporation (a company
Trustee since 1997                 (a limited liability          engaged in the broadcasting
                                   company engaged in            industry), and Progress Energy, Inc.
                                   timber and farming)           (a utility company, formerly known
                                                                 as Carolina Power & Light). Prior to
                                                                 October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust).

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 and Norske Canada, Inc. (paper
                                                                 manufacturer). Prior to July 2001
                                                                 and October 1999, Mr. Stephens was
                                                                 Chairman of Mail-Well (printing
                                                                 and envelope company) and
                                                                 MacMillan-Bloedel (forest products
                                                                 company), respectively.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
                                   Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)
                                   and New Generation
                                   Advisers, Inc.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Prior to May 2000 and
                                                                 November 1999, Mr. Smith was
                                                                 Chairman and CEO, respectively, of
                                                                 Marsh & McLennan Companies, Inc.
-------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of April 30, 2002,
 there were 115 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of Marsh
  & McLennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Senior Vice President,                                           Investments, LLC
Assistant Treasurer and
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Edward T. Shadek, Jr.              Since 2000                    Managing Director of Putnam Management
(10/5/60),
Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Edward T. Shadek, Jr.
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Mid Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN075-79295  2OV  6/02


PUTNAM INVESTMENTS                                       [SCALE LOG OMITTED]
----------------------------------------------------------------------------
Putnam Mid Cap Value Fund
Supplement to Annual Report dated 4/30/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 4/30/02

                                                        NAV
1 year                                                13.40%
Life of fund (since class A inception, 11/1/99)       64.20
Annual average                                        21.91

Share value:                                            NAV
4/30/01                                                  --
4/2/02 (Class Y inception)                            $12.34
4/30/02                                               $12.00
----------------------------------------------------------------------------
Please note that this class made no distributions in this time period.

Please note that past performance is not indicative of future results.
More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.